                                                                  EXECUTION COPY



                                    WARRANT

                        TORONTO DOMINION (TEXAS), INC.

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO,
(ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE
                  ---------
ISSUED DIRECTLY OR INDIRECTLY."

                           CTC COMMUNICATIONS CORP.
                           ------------------------

                       WARRANT TO PURCHASE 69,216 SHARES

                                OF COMMON STOCK

          CTC COMMUNICATIONS CORP., a Massachusetts corporation (the "Company"), hereby certifies that, for value received, Toronto Dominion (Texas), Inc., a Delaware corporation or its registered transferees, successors or assigns (each, a "holder"), is the registered holder of warrants (the "Warrants") to subscribe for and purchase Sixty-Nine Thousand Two Hundred and Sixteen (69,216) shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4
                                                                       ---------
hereof, the "Warrant Shares") of the Company, at a purchase price per share equal to Eleven Dollars and Eighty-One and 25/100 Cents ($11.8125) (such price, as adjusted pursuant to Section 4 hereof, the "Warrant Price"), subject to the
                        ---------
provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $0.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, (b) the term "Date of Grant" shall mean March 24, 1999, and (c) the term "Other Warrants" shall mean any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context hereof or thereof clearly requires otherwise.

          This Warrant is being issued pursuant to that certain Loan Agreement (the "Loan Agreement") dated as of March 15, 1999 by and among the Company, TD Securities (USA) Inc. and Toronto Dominion (Texas), Inc. As used herein the term "Loan Warrants" shall mean this Warrant together with any other warrants issued pursuant to the Loan Agreement and the term "Loan Warrant Shares" shall mean all of the shares of Common Stock issued or issuable upon the exercise of the Loan Warrants.

          In connection with any consents or amendments of the Loan Warrants, from the Date of Grant to and including September 24, 1999, 643,129 Loan Warrant Shares (comprised of 69,216 Loan Warrant Shares purchasable under this Warrant and 573,913 Warrant Shares purchasable under the Class A Contingent Warrant (as defined in the Loan Agreement)) shall be deemed to be outstanding. In connection with any consents or amendments of the Loan Warrants after September 24, 1999, the actual number of Loan Warrants and Loan Warrant Shares outstanding shall be considered outstanding.

          1.  Term.  The purchase right represented by this Warrant is
              ----
exercisable, in whole or in part, at any time and from time to time from the Date of Grant through and including the close of business on March 24, 2009 (the "Expiration Date"); provided, however, that in the event any portion of this
                    --------  -------
Warrant is unexercised as of the Expiration Date, the terms of Section 2(b)
                                                               ------------
below shall apply.

          2.  Exercise.
              --------

              a.  Method of Exercise; Payment; Issuance of New Warrant.
                  ----------------------------------------------------
Subject to Section 1 hereof, the purchase right represented by this Warrant may
           ---------
be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, except as
   ---------
otherwise provided for herein, and by the payment to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised if exercised prior to the close of business on such date; otherwise, the date of record shall be the next business day. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised (including without limitation, exercise pursuant to Section 2(b) below), a new Warrant representing the portion
                     ------------
of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty (30)-day period.

              b.  Automatic Exercise.  In the event that any portion of this
                  ------------------
Warrant remains unexercised as of the Expiration Date and the fair market value (determined in accordance with Section 4(h) below) of one share of Common Stock
                               -----------
as of the Expiration Date is greater than the applicable Warrant Price as of the Expiration Date, then this Warrant shall be deemed to have been exercised automatically immediately prior to the close of business on the Expiration Date (or, in the event that the Expiration Date is not a business day, the immediately preceding business day) (the "Automatic Exercise Date"), and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such Automatic Exercise Date.
This Warrant shall be deemed to be surrendered to the Company on the Automatic Exercise Date by virtue of this Section 2(b) and without any action by the
                                -----------
holder of this Warrant or any other person, and payment to the Company of the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased shall be deemed to be made pursuant to the terms of Section 2(c)
                                                                    ------------
below (without payment by the holder of any exercise price or any cash or other consideration). As promptly as practicable on or after the Automatic Exercise Date and in any event within thirty (30) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise.

              c.  Right to Convert Warrant into Common Stock; Net Issuance.
                  --------------------------------------------------------


                  (1) Right to Convert.  In addition to and without limiting
                      ----------------
the rights of the holder hereof under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 2(c)
                                                                    ------------
at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to all or a specified portion of shares subject to this Warrant

(the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in Section
                                                                        -------
2(c)(2) hereof), which value shall be equal to (A) the aggregate fair market
-------
value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date less (B) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right by (ii) the fair market value of one (1) share of Common Stock on the Conversion Date.

          Expressed as a formula, such conversion shall be computed as follows:

          X   =  A - B
                 -----
                   Y
          Where:      X  =  the number of shares of Common Stock that may be
                            issued to the holder

                      Y  =  the fair market value (FMV) of one (1) share of
                            Common Stock

                      A  =  the aggregate FMV (i.e., FMV x Converted Warrant
                            Shares)

                      B  =  the aggregate Warrant Price (i.e., Converted
                            Warrant Shares x Warrant Price)

          No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Right. For purposes of Section 9 of this
                                                           ---------
Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.


              (2) Method of Exercise.  The Conversion Right may be exercised by
                  ------------------
the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section
                                                                    -------
2(c)(l) hereof as the Converted Warrant Shares) in exercise of the Conversion
-------
Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Date, and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant shall be issued as of the Conversion Date and shall be delivered to the holder, within thirty (30) days following the Conversion Date.

              (3) Determination of Fair Market Value.  For purposes of this
                  ----------------------------------
Section 2(c) "fair market value" of a share of Common Stock shall have the
------------
meaning set forth in Section 4(h) below.
                     ------------

          3.  Stock Fully Paid; Reservation of Shares.  All Warrant Shares that
              ---------------------------------------
may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens, charges, and pre-emptive rights with respect to the issue thereof. The Company shall pay all transfer taxes, if any, attributable to the issuance of the Warrant Shares upon the exercise of this Warrant. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

          4.  Adjustment of Warrant Price and Number of Shares.  The number
              ------------------------------------------------
and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              a.  Adjustment for Initial Errors.  The Company hereby
                  -----------------------------
acknowledges that the number of Warrant Shares constituting the initial number of securities purchasable upon the exercise of this Warrant (the "Exercise Quantity") was calculated based upon the Company's representation that the number of outstanding shares of Common Stock of the Company, calculated on a fully diluted basis using the treasury stock method as contemplated by the Accounting Principles Board Opinion No.15 (as referred to in Statement of Financial Accounting Standards No. 128) (such shares as calculated on any date, the "Fully Diluted Shares"), as of the Date of Grant using a fair market value equal to the Average Price (as defined in the Loan Agreement) as of March 11, 1999 of $11.8125 per share of Common Stock and before giving effect to the issuance of any of the Loan Warrants or the Loan Warrant Shares, totaled 13,773,901 shares. The calculation used by the Company in determining such amount is set forth in Exhibit B hereto. If for any reason it shall hereafter
                       ---------
be determined that the actual number of Fully Diluted Shares as of the Date of Grant differed from such amount, then the Company or the holder (whichever shall discover such error) shall notify the other of such determination and the Company shall forthwith reissue all of the outstanding Warrants with an appropriate proportional adjustment in said number to be effective from the Date of Grant, provided that such adjustment shall be made only if it results in an
          --------
increase in the number of Warrant Shares hereunder.

              b.  Merger, Sale, Reclassification.  In case of any (i)
                  ------------------------------
consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company's assets or distribution of property to Stockholders (other than distributions payable out of earnings or retained earnings), or (iii) reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), then the Company shall take all necessary actions to ensure that thereafter the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of this unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, merger, sale or other disposition, reclassification, change or conversion by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(b) shall similarly apply to
     ---------                          ------------
successive reclassifications, changes and conversions.

              c.  Subdivision or Combination of Shares.  If the Company at any
                  ------------------------------------
time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

              d.  Stock Dividends and Other Distributions.  If the Company at
                  ---------------------------------------
any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Section 4(b), Section 4(c), or Section 4(e) hereof)
                             ------------  ------------     ------------
of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of Fully Diluted Shares outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of Fully Diluted Shares outstanding immediately after such dividend or distribution.

              e.  Special Distributions.  In case the Company shall make
                  ---------------------
any distribution (other than dividends and distributions referred to in Section
                                                                        -------
4(c) or Section 4(d) above and other than cash dividends) to all holders of
----    ------------
shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of evidences of indebtedness, assets or subscription rights, options, warrants, or exchangeable or convertible securities containing the right to subscribe for or purchase shares of any class of equity securities of the Company, the Warrant Price to be in effect on and after the date of such distribution shall be adjusted by multiplying the Warrant Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the fair market value per share of Common Stock on such record date (determined in accordance with Section 4(h) below), less the fair market value (as determined by the Board
     ------------
of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Clerk or Assistant Clerk) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription tights, options, warrants, or exchangeable or convertible securities applicable to one (1) share of the Common Stock outstanding as of such record date, provided, that in the event the Board of Directors is unable
                  --------
to make such a determination or holders of at least a majority of the Loan Warrant Shares issuable under the outstanding Loan Warrants disagree in writing with such determination (as the manner provided in Section 4(h) below), then the
                                                   ------------
fair market value of such consideration shall be determined in the same manner as a Valuation under Section 4(h) below, and (ii) the denominator of which shall
                     ------------
be such fair market value per share of Common Stock as determined in the manner set forth under Section 4(h) below. Such adjustment shall be made successively
                ------------
whenever a distribution is made. If the holder hereof has exercised all or any portion of this Warrant after the record date for a distribution covered by this paragraph, but prior to the date distribution is made by the Company, then the Company shall make a distribution to the holder, concurrent with the distribution to stockholders, of such consideration that the holder would have been entitled to receive in connection with such distribution with respect to the shares issued on such exercise, had the holder exercised all or such portion of this Warrant immediately prior to such record date.


          f.  Other Issuances of Securities.
              -----------------------------

              (1) In case the Company or any subsidiary thereof shall, at any time after the Date of Grant, issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants, or convertible or exchangeable securities outstanding on the Date of Grant, or issued in any of the transactions described in Section 4(c),
                                                                 ------------
4(d) and 4(e) above, (ii) shares issued upon the exercise of such rights,
----     ----
options or warrants or upon conversion or exchange of
such convertible or exchangeable securities, (iii) the Loan Warrants and any shares issued upon exercise thereof, (iv) up to Three Million Fifty-Eight Thousand Five Hundred Twenty-Six (3,058,526) shares of Common Stock issued or issuable to directors, officers, employees or consultants of the Company or any subsidiary in connection with their service as directors, officers, employees or consultants pursuant to any stock grant, stock option, warrant or other right (the "Employee Shares")), at a price per share of Common Stock (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing (x) the total amount received and/or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) less than the fair market value per share of Common Stock (determined in accordance with Section 4(h) below) on the date the Company fixes the offering price of
     ------------
such shares, rights, options, warrants, or convertible or exchangeable securities, then the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction (i) the numerator of which shall be the sum of (A) the number of Fully Diluted Shares outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided above and below) for such sale or issuance would purchase at such fair market value per share, and (ii) the denominator of which shall be the total number of Fully Diluted Shares outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made.

                (2) For the purposes of an adjustment under Section 4(f)(1), the
                                                            ---------------
maximum number of shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance; furthermore, the consideration received by the Company therefor shall be deemed to be equal to the price per share of Common Stock (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing (x) the total amount received and/or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) multiplied by the number of shares deemed issued and outstanding in this sentence. In case the Company shall issue shares of Common Stock, or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of consideration other than cash or its equivalent, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence or
Section 4(f)(1), the Board of Directors of the Company shall determine, in good
---------------
faith, the fair market value of said property, and such determination shall be described in a duly adopted board resolution certified by the Company's Clerk or Assistant Clerk, provided, that in the event the Board of Directors is unable to
                 --------
make such a determination or, in the case of, and solely to the extent that, any issuance constitutes an Affiliated Transaction as defined in Section 4(f)(3)
                                                             ---------------
below, holders of at least a majority of the Loan Warrant Shares issuable under the outstanding Loan Warrants disagree in writing with such determination (in the manner provided in Section 4(h) below), then the fair market value of such
                       ------------
consideration shall be determined in the same manner as a Valuation under
Section 4(h) below.  In case the Company shall issue shares of Common Stock, or
------------
rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one
(1) or more other securities as a part of a unit at a price per unit, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of Section 4(f)(l), the Board
                                                     ---------------
of

Directors of the Company shall determine, in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Clerk or Assistant Clerk, the fair market value of the rights, options, warrants, or convertible or exchangeable securities then being sold as part of such unit, provided, that in the event the Board of Directors is unable to make
           --------
such a determination or, in the case of, and solely to the extent that, any issuance constitutes an Affiliated Transaction as defined in Section 4(f)(3)
                                                             ---------------
below, holders of at least a majority of the Loan Warrant Shares issuable under the outstanding Loan Warrants disagree in writing with such determination (in the manner provided in Section 4(h) below), then the fair market value of such
                       ------------
consideration shall be determined in the same manner as a Valuation under
Section 4(h) below.
------------

              (3) For purposes of this Section 4(f), an "Affiliated Transaction"
                                       ------------
shall mean any issuance of shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, to (i) any officer or director of the Company or any member of the immediate family of such a person or (ii) any 10% or greater beneficial stockholder of the Company or any person who, to the Company's knowledge, is a member of the immediate family of such a stockholder (if such stockholder is a natural person), or to any partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association or joint venture which, directly or indirectly, is in control of, is controlled by, or is under common control with, (i) any officer or director of the Company or any member of the immediate family of such a person or (ii) any 10% or greater beneficial stockholder of the Company or any person who, to the Company's knowledge, is a member of the immediate family of such a stockholder (if such stockholder is a natural person). For purposes of the preceding sentence, the term "control" shall mean the power, directly or indirectly, to (i) vote 51% or more of the voting securities of an entity, or
(ii) direct or cause the direction of the management or policies of an entity as the trustee, general partner or managing member of such entity. Notwithstanding the foregoing, no transaction or part thereof shall be considered an "Affiliated Transaction" if the securities or rights issued to any person described in the first sentence of this Section 4(f)(3) constitutes less than three percent (3%)
                       --------------
of the aggregate securities and rights issued in such transaction.

          g.  Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
Warrant Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

          h.  Determination of Fair Market Value.  For purposes of those
              ----------------------------------
provisions of this Warrant requiring a determination in accordance with this
Section 4(h), "fair market value" as of a particular date (the "Determination
------------
Date") shall mean (i) for any security if such security is traded on a national securities exchange (an "Exchange"), the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices of the security on each of the last five (5) trading days prior to the Determination Date reported on such Exchange, (ii) for any security that is not traded on an Exchange but trades in the over-the-counter market and such security is quoted on the Nasdaq Stock Market ("NASDAQ"), (A) the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices reported on NASDAQ on each of the last five (5) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation) prior to the Determination Date, or (iii) for any security or any other asset, if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be determined in good faith by the Board of Directors of the Company, which determination shall be described in a duly adopted board resolution certified by the Company's Clerk or Assistant Clerk. If the Board of Directors of the Company is unable to determine any Valuation (as defined below), or if (except in the case of a fair market value determination to the extent in connection with a non-Affiliated Transaction under Section 4(f)(2) above), the holders of at least a majority of all of the
      ---------------
Loan Warrant Shares issuable under the outstanding Loan Warrants (collectively, the "Requesting Holders") disagree with the Board's determination of any Valuation by written notice delivered to the Company within five (5) business days after the determination thereof by the Board of Directors of the Company is communicated to holders of the Warrants affected thereby, which notice specifies a majority-in-interest of the Requesting Holders' determination of such Valuation, then, unless the Company accepts the Valuation so proposed and the Company and a majority-in-interest of the Requesting Holders agree upon a valuation within five (5) business days thereafter, the Company and (in the event of a disagreement by the Requesting Holders) a majority-in-interest of the Requesting Holders shall select a mutually acceptable investment banking firm of national reputation which has not had a material relationship with the Company or any officer of the Company within the preceding two (2) years, which shall determine such Valuation. Such investment banking firm's determination of such Valuation shall be final, binding and conclusive on the Company and the holders of all of the Warrants issued hereunder and then outstanding, to the extent of the issuance or distribution to which such Valuation applies. If the Board of Directors of the Company was unable to determine such Valuation, all costs and fees of such investment banking firm shall be borne by the Company. If the Requesting Holders disagreed with the Board's determination of such Valuation, the party whose determination of such Valuation differed from the Valuation determined by such investment banking firm by the greatest amount shall bear all costs and fees of such investment banking firm. For purposes of this Section
                                                                     -------
4(h), the term "Valuation" shall mean the determination, to be made initially by
----
the Board of Directors of the Company, of the fair market value of any asset pursuant to clause (iii) above.

          5.  Notice of Adjustments.  Whenever the Warrant Price or the number
              ---------------------
of Warrant Shares purchasable hereunder shall be adjusted pursuant to
Section 4 hereof, the Company shall make a certificate signed by its chief
---------
financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 13 hereof, by first class mail, postage
                          ----------
prepaid) to the holder of this Warrant.

          6.  Fractional Shares.  No fractional shares of Common Stock will
              -----------------
be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value (as determined in accordance with Section 4(h) above) of a
                                                    -----------
share of Common Stock on the date of exercise.

          7.  Compliance with Securities Act; Disposition of Warrant or Warrant
              -----------------------------------------------------------------
              Shares.
              -------

              a.  Compliance with Securities Act.  The holder of this Warrant,
                  ------------------------------
by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof, are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that
                                                         ---------
the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common

Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

          "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES
                        ---------
          WERE ISSUED DIRECTLY OR INDIRECTLY."

          In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:


              (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for resale in connect on with any "distribution" thereof for purposes of the Act.

              (2) The holder understands that this Warrant and the Warrant Shares have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant and the Warrant Shares for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Warrant and the Warrant Shares, or for a period of one (1) year or any other fixed period in the future.

              (3) The holder further understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

              (4) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

              (5) The holder further understands that at the time it wishes to sell this Warrant and the Warrant Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant and the Warrant Shares under Rule 144 and 144A even if the one (1)-year minimum holding period had been satisfied.

              (6) The holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          b.  Disposition of Warrant or Warrant Shares.  This Warrant and the
              ----------------------------------------
Warrant Shares may be detached and transferred, in whole or in part, separately from the Loan Agreement. With respect to any offer, sale or other disposition of this Warrant, or any Warrant Shares acquired pursuant to the exercise of this Warrant prior to the sale or disposition of such Warrant or Warrant Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Warrant Shares and indicating whether or nor under the Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable law. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder
                      ------------
is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made. The foregoing notwithstanding, this Warrant or such Warrant Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 and 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance, including, where reasonably required, an opinion of counsel, that the provisions of Rule 144 and 144A have been satisfied. Each certificate representing this Warrant or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Company may stop transfer on its corporate books, in connection with such restrictions.

          8.  Rights as Stockholders; Information.  Except as provided in
              -----------------------------------
Section 10.2 below, no holder of this Warrant, as such, shall be entitled
------------
to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

          9.  Registration Rights.
              -------------------

              9.1.   Demand Registration Rights.
                     --------------------------

              a.     Shelf Registration.  The Company covenants and agrees
                     ------------------
that at any time after receipt of a written request (a "Shelf Registration Request") from the holder(s) of the Loan Warrants and/or the Loan Warrant Shares (collectively, the "Securityholders") constituting at least thirty percent (30%) of the Loan Warrant Shares (determined on an as-exercised basis) not already sold pursuant to Section 9 of any Loan Warrant or Rule 144 under the Act, to
                 ---------
have the Company register the Loan Warrant Shares for sale on a continuous basis pursuant to Rule 415 under the Act, then the Company shall: (i) promptly deliver written notice (the "Shelf Registration Notice") to all other Securityholders of the Company's receipt of the Shelf Registration Request; (ii) file with the SEC a registration statement on Form S-3 or any successor form or registration to such form, or, if the Company is ineligible for Form S-3, Form S-1 or any successor form of registration to such form, for an offering to be made on a continuous basis pursuant to Rule 415 (the "Shelf Registration Statement"), covering all of the outstanding Loan Warrant Shares (determined on an as-exercised basis) (the "Registrable Securities"), within forty-five (45) days of delivery of the Shelf Registration Request, (iii) shall use its best efforts to cause such registration statement to be declared effective within one hundred and twenty (120) days of delivery of the Shelf Registration Notice and (iv) shall use its best efforts, including but not limited to the filing of any and all supplements and amendments to the Shelf Registration Statement required under applicable rules, regulations or instructions or reasonably requested by the holders of a majority of the shares then registered under the Shelf Registration Statement, to keep the Shelf Registration Statement continuously effective under the Act for 12 months or such shorter period as may be requested by Securityholders representing a majority of the shares included in such registration. The Company shall be obligated to effect only one registration under Section 9.1(a) of all of the Loan Warrants. Notwithstanding the
      --------------
foregoing, the Company shall not be obligated to effect any registration pursuant to Section 9.l(a) of any Loan Warrant if it has already effected two
            --------------
registrations under Section 9.1(b) of the Loan Warrants.
                    --------------

              b.     Other Demand Registrations.  The Company covenants and
                     --------------------------
agrees that at any time after receipt of a written request (a "Demand Registration Request") from Securityholders holding at least thirty percent (30%) of the Registrable Securities not already sold pursuant to Section 9 of
                                                                 ---------
any Loan Warrant or Rule 144 under the Act, stating that such Securityholders desire and intend to have the Company register all or a portion of the Registrable Securities held by them on Form S-3, or any successor form of registration to such form, or, if the Company is ineligible therefore, Form S-1, or any successor form of registration to such form, the Company shall give notice (the "Registration Notice") to all of the Securityholders (30) days of the Company's receipt of such registration request, the Company shall to be included in such registration all Registrable Securities requested to be included herein by any such Securityholder within fifteen (15) days after such Registration Notice is (subject to the provisions of the final sentence of this
Section 9.1(b).  After such fifteen (15)-day period, the Company shall file as
--------------
promptly as practicable a registration statement and use its reasonable best efforts to cause such registration statement to become effective under the Act and remain effective for six (6)
months or such shorter period as may be required if all such Registrable Securities covered by such registration statement are sold prior to the expiration of six (6)-month period; provided, however, that the Company shall
                                    --------  -------
not be obligated to effect any such registration pursuant to this Section 9.1(b)
                                                                  -------------
after the Company has effected (i) two (2) registrations pursuant to Section
                                                                     -------
9.1(b) of any of the Loan Warrants or (ii) one (1) registration pursuant to
------
Section 9.1(a) of any Loan Warrant and one (1) registration pursuant to Section
--------------                                                          -------
9.1(b) of any Loan Warrant. For purposes of this Section 9, a registration shall
------
not be deemed to have been effected unless a requested registration statement has been declared effective and, subject to Section 9.3(b) hereof, remained
                                            --------------
effective for a period of six (6) months (or such shorter period as is permitted in the second sentence of this Section 9.1(b)). The foregoing notwithstanding,
                               ---------------
in the event of an underwritten offering pursuant to this Section 9.1(b), if the
                                                          --------------
managing underwriter of such offering shall advise the Securityholders in writing that, in its opinion, the distribution of a specified portion of the securities requested to be included in the registration would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in the registration shall be reduced in the following order: (i) first, securities proposed to be included by the Company and securities that are not Registrable Securities shall be excluded as determined by the Company and (ii) second, Registrable Securities will be excluded pro rata among all of the Registrable Securities requested to be included therein. For purposes of this Section 9.1(b), the Securityholders who
                                       --------------
have requested registration of Common Stock to be acquired upon the exercise of Warrants not theretofore exercised shall furnish the Company with an undertaking that they or the underwriters or other persons to whom such Warrants will be transferred have undertaken to exercise such Warrants and to sell, transfer or otherwise dispose of the Warrant Shares received upon exercise of such Warrants in such registration.

              9.2.   Incidental Registration
                     -----------------------

              a.     Subject to Section 9.2(b) below, the Company covenants
                                --------------
and agrees that in the event the Company proposes after the Date of Grant to file a registration statement under the Act with respect to any of its equity securities (other than pursuant to registration statements on Form S-4 or Form S-8 or any successor or similar forms and other than registrations pursuant to
Section 9.1), whether or not for its own account, then the Company shall give
-----------
written notice of such proposed filing to all Securityholders promptly (and in any event at least twenty (20) days before the anticipated filing date). Such notice shall offer to such Securityholders, together with others who, have similar rights, the opportunity to include in such Statement such number of Registrable Securities as they may request (other than Registration Securities already registered pursuant to a Shelf Registration Statement). The Company shall direct and use its reasonable best efforts to cause the managing underwriter of a proposed underwritten offering (unless the offering is an underwritten offering of a class of the Company's equity securities other than Common Stock and the managing underwriter has advised Company in writing that, in its opinion, the inclusion in such offering of Common Stock would materially adversely affect the distribution of such offering) to permit the holders of Registrable Securities requested to be included in the registration to include such Registrable Securities in the proposed offering and the Company shall use its reasonable best efforts to include such Registrable Securities in such proposed offering on the same terms and conditions as any similar securities of the Company included therein. If the offering of which the Company gives notice is a public offering involving an underwriter, the right of a Securityholder to registration pursuant to this Section 9.2 shall be conditioned upon (i) such
                              -----------
Securityholder's participation in such underwriting and the inclusion of the Registrable Securities to be sold by such securityholder in the underwriting and
(ii) such Securityholder executing the underwriting agreement entered into by the Company which includes customary terms and conditions relating to sales by shareholders. The foregoing notwithstanding, in the case of an underwritten offering, if the managing underwriter of such offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities, then the securities to be included in a registration which is a primary underwritten offering on behalf of the Company shall be reduced in the following order: (i) first, Registrable Securities and such other securities requested to be included by holders of such other securities shall be excluded pro rata and (ii) second the securities the Company proposes to include therein shall be excluded.

              b. In the event that a holder or holders of the Company's securities (other than a Securityholder or Securityholders) requests, pursuant to rights granted to such holder or holders, that the Company file a registration statement for the public offering of securities and the Company and the other holders of the Company's securities (including the Securityholders) who have rights to be included in such registration, request to be included in such registration and the managing underwriter of such offering shall advise the Company and the holders requesting inclusion in the offering that, in its opinion, the distribution of a specified portion of the securities requested to be included in the registration would materially adversely affect the distribution of such securities then, the securities to be included in the registration shall be reduced in the following order: (i) first, any securities requested to be included therein by the holders of such other securities in such a manner as determined by the Company, (ii) second, Registrable Securities shall be excluded pro rata, (iii) third, securities issued or issuable upon exercise of securities issued pursuant to that certain Loan and Security Agreement dated as of September 1, 1998 by and among the Company, Goldman Sachs Credit Partners L.P. and Fleet National Bank if the holders thereof have requested that the registration shall be included, (iv) fourth, securities proposed to be included by the Company shall be excluded and, (v) fifth, securities requested to be included therein by the holder or holders making the initial request for the registration.

              9.3.   Company's Obligations
                     ---------------------

              a. In connection with the registration of Registrable Securities on behalf of the holders thereof (such Securityholders being referred to herein as "Sellers") in accordance with Section 9.1 or Section 9.2 above, and
                                           -----------    -----------
in addition to its other obligations under this Section 9, the Company agrees
                                                ---------
to:

                     (i)    with respect to any registration pursuant to Section
                                                                         -------
9.1(a) or Section 9.1(b), prepare and file with the SEC a registration statement
------    --------------
on the form specified in such section, with respect to the Registrable Securities to be registered pursuant to such section, and to use its best efforts to cause such registration statement to become and remain effective as provided in such section;

                     (ii) enter into a cross-indemnity agreement, in customary form, with each underwriter, if any, and each Seller;

                     (iii)  subject to the provisions of Section 9.1 and Section
                                                         -----------     -------
9.2 regarding reductions in Registrable Securities to be included in a
---
registration, include in the registration statement filed with the SEC, the Registrable Securities for which requests for registration have been made (or, in the case of a registration under Section 9.l(a), all such Registrable
                                    --------------
Securities), promptly after filing of such a registration statement or prospectus or any amendments or supplements thereto, furnish to each Seller copies of all such documents filed including, if requested, documents incorporated by reference in the registration statement, and notify each Seller of any stop order issued or threatened by the SEC and use its best efforts to prevent the entry of such stop order or to remove it if entered;

              (iv)    subject to Section 9.3(b), prepare and file with the SEC
                                 --------------
such amendments of and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (A) with respect to a registration statement under Section 9.1(b) or Section 9.2 for a period of six (6) months or such
      --------------    -----------
shorter period as may be required if all such Registrable Securities covered by such registration statement are sold prior to the expiration of such period or
(B) with respect to a Shelf Registration Statement, until all the Registrable Securities covered by such registration statement are sold, and to otherwise comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Sellers set forth in such registration statement;

              (v) furnish to each Seller and each underwriter, if any, without charge, such number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Seller may reasonably request in order to facilitate the disposition of the Registrable Securities proposed to be sold by such Seller;

              (vi) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or Blue Sky laws of such jurisdictions as any Seller or any such underwriter reasonably requests in writing and keep such registrations or qualifications in effect for so long as such registration statement remains in effect and do any and all acts and things which may be reasonably necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Seller, provided, however, that the Company shall not be required
                      --------  -------
to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Subsection 9.3(a)(vi), or (B)
                                              ---------------------
consent to general service of process in any such jurisdiction;

              (vii) notify each Seller, at any time when the Company becomes aware that a prospectus relating to such Seller's Registrable Securities is required to be delivered under the Act, of the occurrence of any event as a result of which the prospectus in such registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and as soon as practicable prepare a supplement or amendment to such prospectus so that, as thereafter to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

              (viii) cause all such Registrable Securities to be listed on any Exchange or NASDAQ on which similar securities issued by the Company are then listed;

              (ix) provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

              (x) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other customary actions that a majority in interest of the Sellers or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

              (xi) with respect to any underwritten offering, use its reasonable best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as a majority in interest of the Sellers or any underwriter may reasonably request;

              (xii) with respect to an underwritten offering, use its reasonable best efforts to obtain an opinion of counsel to the Company, addressed to the Sellers and any underwriter, in customary form and including such matters as are customarily covered by such opinions in underwritten registered offerings of equity securities as a majority in interest of the Sellers or any underwriter may reasonably request, such opinion to be in form and substance reasonably satisfactory to a majority in interest of the Sellers; and

              (xiii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months subsequent to the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

          b.  Any other provisions of this Section 9 notwithstanding,
                                           ---------
upon receipt by the Securityholders of a written notice signed by the chief executive officer or chief financial officer of the Company to the effect set forth below, the Company shall not be obligated during a reasonable period of time (not to exceed ninety (90) days) thereafter (i) to effect any registrations pursuant to this Section 9 or (ii) with respect to an effective Shelf
                 ---------
Registration Statement, may suspend the effectiveness of such registration statement, at any time at which, in the Company's reasonable judgment, (i) there is a development involving the Company or any of its affiliates which is material but which has not yet been publicly disclosed or (ii) sales pursuant to the registration statement would materially and adversely affect an underwritten public offering for the account of the Company or any other financing project or a proposed or pending merger or other acquisition or business combination or disposition of the Company's assets, to which the Company or any of its affiliates is, or is expected to be, a party. In the event a registration is postponed in accordance with this Section 9.3(b), (x) the Company must (unless
                                  --------------
otherwise instructed by those holders who requested such registration) file the requested registration within nine (9) months from the date the Company first received the request of the holders, (y) the Company may not suspend the effectiveness of a Shelf Registration Statement pursuant to this Section 9.3(b)
                                                                 --------------
more than ninety days in the aggregate during in any eighteen (18)-month period, and (z) there shall be added to any period during which the Company is obligated to keep a effective the number of days for which the effectiveness thereof was suspended pursuant to this Section 9.3(b).
                           --------------

          c. If, but only if, the Company obtains a similar agreement with respect to a registration from each holder of 3% or more of the Company's Common Stock on a Fully Diluted Basis that acquired such shares directly or indirectly from the Company in a transaction not involving a public offering and on the date of determination the Loan Warrant Shares purchasable under the Loan Warrants are 3% or more of the Company's Common Stock on a Fully Diluted Basis the holder agrees, if so reasonably required by the managing underwriter in a registration pursuant to this Section 9, not to effect any public sale or
                              ---------
distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, during the seven (7) days prior to and 180 days after any firm commitment underwritten registration pursuant to Section 9 has become effective (except as part of such underwritten
            ---------
registration) or, if the managing underwriter advises the Company that, in its opinion, no such public sale or distribution should be effected for a period of not more than 180 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such effect to the Holders of such advice, the holder shall not effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act during such period after such underwritten registration, except as part of such underwritten registration, whether or not such holder participates in such registration.

          d. The Company may require that each Seller, as a condition to registering his, her or its Registrable Securities pursuant hereto, furnish the Company with such information regarding such Seller and the distribution of the Registrable Securities proposed to be sold by such Seller as the Company may from time to time reasonably request in writing.

          e. Each Seller agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section
                                                                -------
9.3(a)(vii) above, such Seller shall forthwith discontinue disposition of
-----------
Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Seller's receipt of copies of the supplemented or amended prospectus contemplated by Section 9.3(a)(vii) above and, if so
                                      -------------------
directed by the Company, such Seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies in such Seller's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 9.3(a)(iv) above shall be extended by
                                ------------------
the number of days during the period from and including the date of giving of such notice to and including the date when each Seller shall have received the copies of the supplemented or amended prospectus contemplated by Section
                                                                 -------
9.3(a)(vii) above.
-----------

          f. The Company shall not file or permit the filing of any registration or comparable statement which refers to any Seller by name or otherwise as the Seller of any securities of the Company unless such reference to such Seller is agreed to by the Seller or is, specifically required by the Act or any similar federal statute then in force.

          9.4. All expenses incident to the Company's performance of or compliance with this Warrant, including without limitation all registration and filing fees, fees and expenses relating to filings with any Exchange, fees and expenses of compliance with securities or Blue Sky laws in jurisdictions reasonably requested by any Seller or underwriter pursuant to Section 9.3(a)(vi)
                                                              ------------------
(including reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and one (1) counsel for the Sellers (selected by those Sellers owning a majority of the Registrable Securities), independent public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), all the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of any liability insurance (if the Company determines to obtain such insurance) and the fees and expenses incurred in connection with the listing of the securities to be registered on any Exchange and/or NASDAQ on which such securities issued by the Company are then listed, the reasonable fees and expenses of any special experts (including attorneys) retained by the Company (if it so desires) in connection with such registration and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company. In no event shall the Company be obligated for any discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals attributable to the securities being registered (which discounts, commissions or fees with respect to any Seller's respective shares shall be paid by such Seller) and legal expenses of any person other than the Company and the Sellers.

          9.5.   Participation
                 -------------

          a. In connection with the preparation and filing of each registration statement under the Act pursuant to this Section 9 in connection
                                                      ---------
with an underwritten offering, the Company shall give the underwriters under such registration statement and such underwriters' counsel and their respective accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such underwriters' counsel, to conduct a reasonable investigation within the meaning of the Act.

          b. In connection with the preparation and filing of each registration statement under the Act pursuant to this Section 9 not involving an
                                                      ---------
underwritten offering, the Company shall give the Sellers under such registration statement and such Sellers' counsel and their respective accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public who have certified its financial statements as shall be necessary, in the opinion of such Sellers' counsel, to conduct a reasonable investigation within the meaning of the Act. Each Seller agrees to keep confidential and not use, and to ensure that its representatives keep confidential and not use, any non-public information of the Company made available in such investigation.

          9.6.   Indemnification
                 ---------------

          a. In the event of any registration of any securities of the Company under the Act, the Company shall, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to
Section 9.1 or Section 9.2 above, the Seller of any Registrable Securities
-----------    -----------
covered by such registration statement, its directors, officers, employees and agents, each other person who participates as an underwriter in the offering or sale of such Registrable Securities and each other person, if any, who controls such Seller or any such underwriter within the meaning of the Act against any losses, claims, damages, or liabilities (or actions or proceedings whether commenced or threatened in respect thereof), joint or several, to which such Seller or any such director or officer or employee or agent or underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such Seller and each such director, officer, employee, agent, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided,
                                                                  --------
however, that the Company shall not be liable in any such case to the extent
-------
that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement in reliance upon and in conformity with written information furnished to the Company by such Seller for the express purpose of use in the preparation thereof and, provided, further, that the Company shall nor be liable in any such ease to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof), or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Act to the person asserting an untrue Statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or any such director, officer, employee, agent, underwriter or controlling person and shall survive the transfer of such Registrable Securities by such Seller.

          b. In the event that the Company includes any Registrable Securities of a prospective Seller in any registration statement filed pursuant to Section 9.1 or Section 9.2, above such prospective Seller shall, and hereby
   -----------    -----------
does, indemnify and hold harmless the Company, its directors, officers, employees and agents, each other person who participates as an underwriter in the offering or sale of such Registrable Securities and each other person, if any, who controls the Company or any such underwriter within the meaning of the Act against any losses, claims, damages, or liabilities (or actions or proceedings in respect thereof), joint or several, to which the Company or any such director or officer or employee or underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospective Seller shall reimburse the Company and any such director, officer, employee, agent, underwriter or controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement. In no event shall the liability of any Seller hereunder be greater in amount than the dollar amount of the proceeds received by such Seller upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, underwriter or controlling person and shall survive the transfer of such Registrable Securities by such Seller.

          c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

          d. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this
Section 9.6, such indemnified party shall, if a claim in respect thereof is to
-----------
be made against an indemnifying party, give
written notice to the latter of the commencement of such action; provided,
                                                                 --------
however, that the failure of any indemnified party to give notice as provided
-------
herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 9.6, except to the extent that the
                               -----------
indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified, and after notice from the indemnifying party to such indemnified party of election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. If, in the indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnified party may assume the defense of such claim, jointly with any other indemnified party that reasonably determines such conflict of interest to exist, and the indemnifying party shall be liable to such indemnified parties for the reasonable legal fees and expenses of one counsel for all such indemnified parties and for other expenses reasonably incurred in connection with the defense, thereof incurred by the indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect of such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          e. Indemnification and contribution similar to that specified in this Section 9.6 (with appropriate modifications) shall be given by the Company
     -----------
and each Seller with respect to any required registration or other qualification of Registrable Securities under any Federal or state law or regulation of any governmental authority, other than the Act.

          f.    The indemnification required by this Section 9.6 shall be
                                                     -----------
made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          g.    If the indemnification provided for in this Section 9.6 from
                                                            -----------
the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result, of losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any Seller hereunder be greater in amount than the dollar amount of the proceeds received by such

Seller upon the sale of the Registrable Securities giving rise to such contribution obligation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.6(g) were determined by pro
                                           --------------
rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 9.6(g). No
                                                         --------------
person guilty of fraudulent misrepresentation (within the meaning of Section 11(g) of the Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

              9.7.    Assignment of Rights; Termination.  The rights granted
                      ---------------------------------
under this Section 9 may be assigned to any transferee of at least 10,000 Loan
           ---------
Warrants, Loan Warrant Shares or any combination thereof, and upon (a) prior written notice to the Company of the assignment, and (b) the transferee's agreement to be bound by the relevant terms and conditions of this Section 9 and
                                                                   ---------
the Warrant.  The rights of the holder and any transferee under this Section 9
                                                                     ---------
will terminate on the five (5) year anniversary of the Expiration Date.

          10. Additional Rights.
              -----------------

              10.1.   Notice of Sale.  In the event that the Company
                      --------------
undertakes to effect a Sale, the Company will use its best efforts to provide to the holder at least thirty (30) days notice of the terms and conditions of the proposed transaction. The Company will cooperate with the holder in consummating the sale of this Warrant in connection with any such transaction.

          11. Representations and Warranties.  The Company represents and
              ------------------------------
warrants to the holder of this Warrant as follows:

              a. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

              b. The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

              c. The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the Articles of Organization of the Company, as amended to the Date of Grant (as so amended, the "Charter"), a true and complete copy of which has been delivered to the original holder of this Warrant;

              d. The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Charter or by-laws of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby;

              e. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant;

              f. The authorized capital stock of the Company and the capital stock issued and outstanding, or reserved for issuance, are as set forth on Schedule 4.1 to the Loan Agreement. All of the outstanding shares of the Company have been validly issued and are fully nonassessable shares and have not been issued in violation of any applicable preemptive rights;

              g. Except as set forth on Schedule 4.1 to the Loan Agreement, there are no subscriptions, rights, options, warrants, or calls relating to any shares of the Company's capital stock, including any right of conversion or exchange under any outstanding security or other instrument; and

          12. Modification and Waiver.  This Warrant and any
              -----------------------
provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          13. Notices.  Unless otherwise specifically provided herein,
             -------
all communications under this Warrant shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent by facsimile transmission to a telephone number provided by a party for such purposes, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the day after delivery to Federal Express or similar overnight courier, or (iv) on the fifth day after mailing, if mailed to the patty to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant. Any party hereto may change its address for purposes of this Section 13 by
                                                             ----------
giving the other party written notice of the new address in the manner set forth herein.

          14. Binding Effect on Successors.  This Warrant shall be binding
              ----------------------------
upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such
         --------
request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

          15. Lost Warrants or Stock Certificates.  The Company covenants
              -----------------------------------
to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

          16. Descriptive Headings.  The descriptive headings of the several
              --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

          17. Governing Law.  This Warrant shall be construed and enforced
              -------------
in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

          18. Survival of Representations, Warranties and Agreements.  Each
              ------------------------------------------------------
of the respective representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) and the termination or expiration of any rights hereunder. Each of the respective agreements of each of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative. Without limiting the generality of the foregoing sentence, the registration rights contained in
Section 9 above shall survive the exercise or conversion of this Warrant (or any
---------
part hereof) and the termination or expiration of any other rights hereunder.

          19. Remedies.  In case any one (1) or more of the covenants and
              --------
agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

          20. Acceptance.  Receipt of this Warrant by the holder hereof
              ----------
shall constitute acceptance of and agreement to the foregoing terms and conditions.

          21. No Impairment of Rights.  The Company will not, by amendment
              -----------------------
of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against material impairment.

          22. Amendment.  This Warrant may be amended by written agreement
              ---------
of the Company and holders of at least a majority of the Loan Warrant Shares, collectively on an as-exercised basis, and such amendment shall be binding on all holders of this Warrant or Warrant Shares.

                           [Signature page follows.]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

                    CTC COMMUNICATIONS CORP.

               By:
                    --------------------------------
               Name:
                    --------------------------------
               Title:
                    --------------------------------
               Address:  360 Second Avenue
                         Waltham, Massachusetts 02154

Dated: as of March 24, 1999

                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE

To:  CTC COMMUNICATIONS CORP.


          1. The undersigned hereby elects to purchase _____ shares of Common Stock of CTC COMMUNICATIONS CORP. pursuant to the terms of the attached Warrant, and lenders herewith payment of the purchase price of such shares in full.

          2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                           -------------------------
                                              (Name)

                           -------------------------


                           -------------------------
                                           (Address)


          3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, in support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.


                           -------------------------
                           (Signature)


-------------------------
                   (Date)

                                  Schedule I
                                  ----------

                      INVESTMENT REPRESENTATION STATEMENT

Purchaser:

Company:   CTC COMMUNICATIONS CORP.

Security:  Common Stock

Amount:

Date:

          In connection with the purchase of the above-listed securities (the "Registrable Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

          (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Registrable Securities. The Purchaser is purchasing the Registrable Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Registrable Securities Act of 1933, as amended (the "Act").

          (b) The Purchaser understands that the Registrable Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Registrable Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Registrable Securities for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Registrable Securities, or for a period of one year or any other fixed period in the future.

          (c) The Purchaser further understands that the Registrable Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Registrable Securities will be imprinted with the legend referred to in the Warrant under which the Registrable Securities are being purchased.

          (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, among other things:
The availability of certain public information about the resale occurring not less than one (1) year after the party has purchased and paid securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Registrable Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

          (e) The Purchaser further understands that at the time it wishes to sell the Registrable Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Registrable Securities under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.

          (f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden or proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                              Purchaser:
                                        -------------------------

                                   EXHIBIT B
                                   ---------

Analysis Based on Average Price (as defined in Loan Agreement) on 3/11/99 of:                   $11.8125

Total Primary Shares Outstanding                                                              10,308,348

Outstanding Options:
Employee Options in the Money                                                                  3,679,495

Proceeds from Options                                                                        $25,282,017

Average exercise price                                                                             $6.87

Shares to be purchased                                                                         2,140,277

Incremental Shares                                                                             1,539,218
                                                                                             -----------

Total Shares outstanding pre warrants and convertibles                                        11,847,566

Spectrum warrants in the money                                                                   188,888
Goldman/Fleet Warrants (struck at $6.75)                                                         974,412
Relational Warrants (struck at $9.00)                                                             55,555

Proceeds from Warrant Exercise                                                               $ 8,777,268

Shares to be Purchased                                                                           743,049

Incremental warrant shares                                                                       475,806
                                                                                             -----------
Total Shares outstanding pre-Convertibles                                                     12,323,372

Spectrum Convertible Preferred Stock                                                           1,333,333
Spectrum shares from 9% dividend accreted to 3/24/99                                             117,196
                                                                                             -----------
Total Convertibles                                                                             1,450,529

Total Shares outstanding Pre Loan Warrants (on a Fully Diluted Basis)                         13,773,901
                                                                                             ===========

Warrants % of Fully Diluted Shares                                                                   0.5%

Incremental Warrant Shares                                                                        69,216